Off-Balance Sheet Arrangements	12 Months Ended
Dec. 31, 2013
Off-Balance Sheet Arrangements Disclosure [Abstract]
Off-balance sheet arrangements
Off-Balance Sheet Arrangements
There were no material off-balance sheet arrangements at December 31, 2013 and 2012.
On December 5, 2006, the Company and certain operating subsidiaries (“Ceding Insurers”) entered into a securities issuance agreement (the “Securities Issuance Agreement”), and certain of the Company’s foreign insurance and reinsurance subsidiaries (“Ceding Insurers”) entered into an excess of loss reinsurance agreement (the “Reinsurance Agreement”), with Stoneheath Re (“Stoneheath”). The net effect of these agreements to the Company was the creation of a contingent put option to issue $350 million of preference ordinary shares in the aggregate of XL-Cayman. The agreements provided the Company with a Reinsurance Collateral Account in support of certain covered perils named in the Reinsurance Agreement. The covered perils included United States wind, European wind, California earthquake and terrorism worldwide. After an initial three-month period, the covered perils as well as the attachment points and aggregate retention amounts could be changed by the Ceding Insurers in their sole discretion, which could have resulted in a material increase or decrease in the likelihood of payment under the Reinsurance Agreement. On each date on which a Ceding Insurer withdrew funds from the Reinsurance Collateral Account, the Company would have been required to issue and deliver to Stoneheath an amount of Series D Preference Ordinary Shares having an aggregate liquidation preference that was equal to the amount of funds so withdrawn from the Collateral Account. The Company was obligated to reimburse Stoneheath for certain fees and ordinary expenses. The initial term of the Reinsurance Agreement was for the period from the December 5, 2006 through June 30, 2007, with four annual mandatory extensions through June 30, 2011 (unless coverage was exhausted thereunder prior to such date). At the Ceding Insurers’ option, the Reinsurance Agreement was extended to December 31, 2011.
On October 15, 2011, the Company announced that the Stoneheath facility would be terminated and, as a result, XL-Cayman would issue Series D Preference Ordinary Shares. Under the terms of the Securities Issuance Agreement, XL-Cayman was required upon the occurrence of certain conditions to issue and deliver to Stoneheath for distribution to the holders of the non-cumulative perpetual preferred securities of Stoneheath (the “Stoneheath Securities”), Series D Preference Ordinary Shares having an aggregate liquidation preference equal to the remaining assets in the Reinsurance Collateral Account in exchange for a distribution of such assets from the Reinsurance Collateral Account to XL-Cayman. One such condition, the termination of an asset swap agreement covering the assets held under the Reinsurance Collateral Account, occurred in accordance with the terms of the swap agreement because Stoneheath did not seek to extend or replace it prior to its termination date. As a result, on November 16, 2011, Stoneheath redeemed the Stoneheath Securities and distributed the Series D Preference Ordinary Shares it received from XL-Cayman in exchange for the $350 million in assets from the Reinsurance Collateral Account.